Exhibit 99.906 cert

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the Certified Shareholder Report of Adams Diversified Equity Fund, Inc. (the Fund) on Form N-CSR for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark E. Stoeckle, Chief Executive Officer and President of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

BY:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

DATE: February 27, 2019

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Certified Shareholder Report of Adams Diversified Equity Fund, Inc. (the Fund) on Form N-CSR for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian S. Hook, Vice President, Chief Financial Officer and Treasurer of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

BY:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

DATE: February 27, 2019

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.